OMB APPROVAL
OMB Number: 3235-0570 Expires: January 31, 2017 Estimated average burden hours per response: 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22445

Pinnacle Capital Management Funds Trust
(Exact name of registrant as specified in charter)

100 Limestone Plaza Fayetteville, NY	13066
(Address of principal executive offices)	(Zip code)

Capital Services, Inc. 615 S. Dupont Hwy. Dover, DE 19901
(Name and address of agent for service)

With a copy to:

Benjamin V. Mollozzi
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Registrant's telephone number, including area code:	(315) 234-9716

Date of fiscal year end:	October 31, 2016

Date of reporting period:	October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

1789 Growth and Income Fund

Class P Shares	(PSEPX)

Class A Shares	(PSEAX)

Class C Shares	(PSECX)

ANNUAL REPORT

October 31, 2016

1789 GROWTH AND INCOME FUND LETTER TO SHAREHOLDERS	December, 2016

Review and Outlook

This Letter to Shareholders of the 1789 Growth and Income Fund (the “Fund”) covers the fiscal year from November 1, 2015 through October 31, 2016. To some extent that is unfortunate, as the Fund’s fiscal year ended eight days prior to the U.S. general election. According to conventional wisdom, Hillary Clinton should have won the presidency and, if in the off chance Donald Trump should win, equity markets would likely plunge. The conventional wisdom was wrong on both accounts. We shall discuss potential implications of the election later in this Letter. However, prior to doing so we will discuss the progress of the Fund over the course of the Fund’s fiscal year.

The progress of the equity markets can be divided into two phases over the course of the Fund’s fiscal year. In the first phase, the price of a barrel of oil continued its slide that began in 2014. As this occurred, markets became increasingly skittish. By the time the markets bottomed on February 11, 2016, the S&P 500 had generated a return of -11.43% since the beginning of the Fund’s fiscal year. Meanwhile, investors moved to U.S. Treasuries, with the yield on the 10 year U.S. Government bond falling from 2.14% to 1.66%. There were several reasons for these moves. First, there was a bit of debt in the oil sector. Companies borrowed to finance drilling on a global basis assuming $100+ per barrel prices, and investors chased the higher returns available in the energy sector. With the steep drop in oil prices, fears of a debt rout accelerated, and risk premiums in various industries and markets increased.

While oil was falling, the growth in China was slowing down. Real estate debt had been expanding rapidly in that country. So when economic growth slows down, there is a glut of real estate; and we have another debt problem on the other side of the world. Exacerbating the problems has been a misconception, in our opinion, about the nature of the fall in the price of oil. The fall in price, in our opinion, has been mostly a result of the U.S. led shale oil boom. However, perceptions have been that the problems were due to weak demand, primarily in China. This led to further fears of weak economic growth everywhere, and the price of risk securities fell further. All this fear led to a rush of investors to U.S. Treasuries which led to upward pressure on the U.S. dollar. This in turn led to weaker profits for U.S. companies as their foreign sales and profits translated into fewer dollars.

These fears seemed to abate in February as oil prices seemed to reach a bottom. By the Fund’s fiscal year end of October 31, 2016, equity markets had rebounded; the S&P 500’s return for the Fund’s fiscal year totaled 4.51%. In our view, this rebound was a result of the worst fears of investors not materializing. While U.S. GDP growth remained anemic, no recession came to pass. Corporate profits, on the other hand, stalled somewhat as the strong dollar retarded profitability of multinational companies. Still, as mentioned, equity markets rebounded and interest rates ceased to fall much further. While the 10 year Treasury reached a further low yield of 1.36% in early July 2016, by fiscal year end, the 10 year Treasury yielded 1.83%. This was still below the October 2015 yield of 2.14%.

This rise in interest rates in the second half of the year was not solely due to abating fears. In 2015 the Federal Reserve had indicated that it might raise its base Fed Funds rate four times in 2016. By late summer 2016, after most investors had thrown in the towel on a rate increase, it began to look like we’d get our first Fed Funds rate increase since December 2015. As of this Letter, it has not occurred - though the markets are betting it will. Not only has the economy picked up a bit (GDP advanced 3.2% in the 3rd calendar quarter on an annualized basis), but so too has inflation. While not robust, the U.S. CPI was up 1.6% year over year as of October 31, 2016. Meanwhile, commodity prices were moving upward, and many believe we have hit the bottom of the inflation and interest rate cycle that has extended for many years.

Looking forward, we note that while economic growth has not been particularly strong, we do expect the expansion to continue. We see very few excesses in the market and nothing has changed with the outcome of the election. We feel stock prices are quite reasonable, as equity markets have large risk premiums built in.

For those concerned with the outcome of the election, we believe this is neither the time to panic nor is it a time for euphoria - at least as far as investors are concerned. Do not confuse your satisfaction or dissatisfaction with election outcomes with your rationale for investment decisions. It is time to remember why you invest. Presumably it is for the long term. If you are a Hillary supporter, the world has not just ended. If you are Trump supporter, there will still be challenges ahead. In either case, stay calm and you are more likely to experience investment success.

Asset Allocation

The Fund closed its fiscal year with equities, fixed income (including mutual funds invested primarily in fixed income securities), and cash & equivalents totaling 75.9%, 19.0%, and 5.1% of the Fund’s net assets, respectively. Given our outlook, as well as the Fund’s objectives, we intend to keep equity exposure close to 80% of the Fund’s net assets and fixed income exposure close to 20%. However, economic conditions and our outlook are subject to change and security prices do vary. Consequently, our asset allocation targets may change if we believe it is warranted by circumstances.

While we believe this investment exposure is warranted, the Fund’s benchmark is the S&P 500 which returned 4.51% for the year ended October 31, 2016. We also provide in the Performance Information section of this Annual Report an additional benchmark consisting of 60% S&P 500 and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “60%/40% benchmark”). The 60%/40% benchmark returned 4.57% for the Fund’s fiscal year. The Fund’s performance for the fiscal year lagged both benchmarks with the Class A shares, Class C shares, and Class P shares returning 1.71%, 1.02%, and 2.01%, respectively. The Fund’s underperformance vs. the S&P 500 can be attributed partially to the Fund’s allocation to fixed income and cash. A more significant factor impacting performance was the performance of individual stocks within the Fund’s equity allocation.

Equity Strategy

As discussed above, performance of equities within the Fund underperformed the S&P 500. While there are exceptions with regards to individual stocks, strong performance of the Fund’s holdings in the utility, financial, and telecommunication sectors was more than offset by weak performance in the health care, consumer discretionary, and consumer staples sectors. Performance of stocks within the energy, materials, industrial, and information technology sectors were mixed. Additionally, several securities were targets of acquirers or were targeting others. For the most part, this had a positive impact on performance, but there were exceptions.

Drilling down to specific companies, the returns of the two utility companies were outstanding. SCANA Corporation and Exelon Corporation returned 27.66% and 28.15%, respectively, for the fiscal year. To a large extent, this performance was due to attractive dividend yields. Also performing well were many stocks in the industrial sector. MSA Safety Incorporated and Xylem, Inc. both returned in excess of 30% for the fiscal year. Also exceeding the returns of the equity markets were FedEx Corp. and United Technologies Corp. General Electric Company and ITT Inc., both lagged the markets, with General Electric posting positive returns and ITT posting a negative return of 9.91%. This strong overall performance was partially due to the negative performance in the Fund’s 2015 fiscal year. In that year, holdings that generated even a modest portion of their revenues from the energy and mining industries were treated by the markets as if they were pure plays in the industry. In the 2016 fiscal year, the market came to realize that these companies had generally strong fundamentals, and that the selloff was overdone. The exception within the sector was Textainer Group Holdings Limited. The company is not strictly an industrial company. Instead it leases shipping containers. We were holding the stock in the Fund due to its high yield. However, in August 2016, the company severely slashed its dividend yield. We promptly sold the stock, having realized a substantial loss on the investment.

Also performing well were the Fund’s two telecommunication services companies, AT&T Inc. and Verizon Communications, Inc. Both of these companies have attractive dividends. Additionally, in the prior fiscal year, the stocks had performed somewhat poorly as fears of price wars in the cellular phone market impacted the stocks. We had always felt that the competition in the industry would not be as bad as expected, and the markets came around to our point of view in fiscal 2016.

On the negative side of the equation, the performance of the Fund was impacted by poor performance of health care holdings - Merck & Co., Inc. being the exception. In general, the health care sector was negatively impacted by fears of increased pricing pressure as the government, especially under a President Clinton, exerts more control. Such heavy handed control will not likely be the case under a President Trump. In addition to this broad headwind, the Fund’s stocks faced specific pressures. The Fund holds two generic companies, Mylan NV and Teva Pharmaceuticals Industries, LTD. Mylan’s stock fell when the pricing of their EpiPen came into focus. While the pressure has not abated much, the fall in the stock price seems unwarranted to such an extent given that sales are actually up and that the patent expires in two years. Teva faced pressure from its biggest drug which is not a generic. The patent is under attack, ironically by Mylan among other companies. Once again we think the reaction has been too strong.

The Fund’s Latin American holdings bounced back after several years of bad performance. Embotelladora Andina SA and BRF SA, a beverage bottler and food company, respectively each generated double digit returns for the fiscal year. Meanwhile, Kellogg Company outperformed the markets while The Clorox Company, Mondelez International, Inc., and Unilever plc all lagged. The acquisition of SABMiller plc by Anheuser-Busch InBev SA/NV, announced in the prior fiscal year, was completed in late October. Notwithstanding this acquisition, the stock return was negative for the fiscal year. We purchased shares of The Kroger Company in August 2016 and increased our holdings in September. The purchase was to take advantage of a situation we thought was being misinterpreted by the markets. The stock had fallen in price as weak food prices resulted in disappointing sales. However, the market had paid little attention to Kroger’s profitability which actually was outperforming expectations. This was a result of input costs falling as well. We believe the stock was purchased at attractive prices and believe profit growth will be stable for the coming years.

Finally, we want to discuss the performance of our information technology holdings. Strong performance by EMC Corporation (acquired by Dell Technologies in September 2016), Intel Corporation and Intuit Inc. was offset by weak performance by CACI International Inc., Plantronics, Inc., and Apple Inc. The performance of CACI represents, in our opinion, just a slowdown from a long term trend. The weakness in Plantronics and Apple we believe is due to a lack of conviction by the markets regarding their future product cycles. We think the pessimism is overdone.

Fixed Income Strategy

As we explained last year in our October 2015 Letter to Shareholders, for some time we’ve maintained the view that interest rates were too low, and that the economic expansion in this country was not likely to be derailed any time soon. In order to garner higher levels of income, our choices are between taking on the risk of generally rising interest rates and credit risk emanating from general economic factors and issuers’ own circumstances. We have chosen to weight the Fund’s exposure towards taking on more credit risk and limiting exposure to longer maturities. To that extent, the Fund at fiscal year-end held no individual bonds with a maturity in excess of 10 years.

Most of the Fund’s individual fixed income securities are rated by S&P and / or Moody’s between BBB- and BBB+. The Fund does hold one U.S. Treasury note with a maturity at the end of calendar 2016 and two mutual funds, the DoubleLine Total Return Bond Fund - Class I (the “DoubleLine Fund”) and the BlackRock Floating Rate Income Strategies Fund, Inc. (the “BlackRock Floating Rate Fund”). We’ve chosen to utilize these because both funds have exposure to below investment grade, or “junk,” bonds. We favor exposure to such securities, though we also believe diversification is of the utmost importance. We believe we can achieve better diversification and lower cost through the use of mutual funds than if we attempted to purchase similar underlying securities directly for the Fund. As a result, the two funds are the Fund’s two largest holdings. The DoubleLine Fund’s exposure to such below investment grade securities was 12.2% of its portfolio as of October 31, 2016 while 7.4% of its portfolio was unrated. The BlackRock Floating Rate Fund’s portfolio consisted almost entirely of below investment grade securities. As of September 30, 2016 (the last date for which we have detailed information), 94.1% of the BlackRock Floating Rate Fund’s portfolio consisted of such securities with another 3.1% being unrated. Both of these funds have short durations. The BlackRock Floating Rate Fund also invests in short term loans whose interest rates vary with variable interest rates. To that extent we hope to benefit the Fund’s portfolio if interest rates should rise. While rates did fall during the Fund’s fiscal year, the Black Rock Floating Rate Fund returned 11.98% for the Fund’s fiscal year. The DoubleLine Fund had a positive return for the fiscal year, but it lagged the Fund’s benchmarks.

The Fund experienced no maturities of individual bonds in 2016. However, due to the nature of cash flows and adjustments to asset allocation targets, the Fund purchased an Under Armour, Inc. bond in late June with a 3.25% coupon and maturing in 2026.

In the year ahead, we are likely to maintain holdings that have shorter maturities. The majority of the Fund’s fixed income positions are likely to remain in the BBB rated range, though we do intend to maintain some exposure to the below investment grade range.

In closing, we want to thank you for your investment in the Fund.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance current through the most recent month end is available by calling 1-888-229-9448.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888- 229-9448 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Pinnacle Investments, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

1789 GROWTH AND INCOME FUND - CLASS P
PERFORMANCE INFORMATION
October 31, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
1789 Growth and Income Fund - Class P, Standard & Poor’s 500 Index
and 60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns(a) (for periods ended October 31, 2016)
	One Year	Three Years	Since Inception(b)
1789 Growth and Income Fund - Class P	2.01%	4.74%	6.52%
Standard & Poor’s 500 Index	4.51%	8.84%	10.44%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	4.57%	6.82%	7.95%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was August 26, 2013.

1789 GROWTH AND INCOME FUND - CLASS A
PERFORMANCE INFORMATION
October 31, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
1789 Growth and Income Fund - Class A, Standard & Poor’s 500 Index
and 60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns(a) (for periods ended October 31, 2016)
	One Year	Three Years	Since Inception(b)
1789 Growth and Income Fund - Class A - Without Sales Load	1.71%	4.46%	6.26%
1789 Growth and Income Fund - Class A - With Sales Load	(3.64%)	2.61%	4.48%
Standard & Poor’s 500 Index	4.51%	8.84%	10.44%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	4.57%	6.82%	7.95%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was August 26, 2013.

1789 GROWTH AND INCOME FUND - CLASS C
PERFORMANCE INFORMATION
October 31, 2016 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
1789 Growth and Income Fund - Class C, Standard & Poor’s 500 Index
and 60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns(a) (for periods ended October 31, 2016)
	One Year	Three Years	Five Years	Since Inception(b)
1789 Growth and Income Fund - Class C - Without CDSC	1.02%	3.72%	6.92%	5.04%
1789 Growth and Income Fund - Class C - With CDSC	0.06%	3.72%	6.92%	5.04%
Standard & Poor’s 500 Index	4.51%	8.84%	13.57%	11.48%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	4.57%	6.82%	9.33%	8.50%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was January 21, 2011.

1789 GROWTH AND INCOME FUND
PORTFOLIO INFORMATION
October 31, 2016 (Unaudited)

Asset Allocation (% of Total Investments)

Sector Diversification vs. S&P 500 Index (% of Common Stocks)

Top Ten Holdings

Security Description	% of Net Assets
DoubleLine Total Return Bond Fund - Class I	3.3%
BlackRock Floating Rate Income Strategies Fund, Inc.	3.2%
Dow Chemical Company (The)	3.1%
SCANA Corporation	2.9%
Xylem, Inc.	2.8%
Mondelēz International, Inc. - Class A	2.7%
General Electric Company	2.6%
Kroger Company (The)	2.5%
Aflac, Inc.	2.5%
Tenneco, Inc.	2.5%

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS October 31, 2016
COMMON STOCKS — 75.9%	Shares	Value
Consumer Discretionary — 6.3%
Auto Components — 2.5%
Tenneco, Inc. (a)	5,050	$278,103

Automobiles — 2.2%
Ford Motor Company	21,200	248,888

Media — 1.6%
Walt Disney Company (The)	2,011	186,400

Consumer Staples — 16.5%
Beverages — 1.4%
Embotelladora Andina S.A. - Class B - ADR	6,653	160,204

Food & Staples Retailing — 4.5%
CVS Health Corporation	2,657	223,454
Kroger Company (The)	9,210	285,326
		508,780
Food Products — 8.1%
BRF S.A. - ADR	7,496	125,333
Kellogg Company	3,457	259,724
Mondelēz International, Inc. - Class A	6,885	309,413
Unilever plc - ADR	5,187	216,142
		910,612
Household Products — 2.5%
Clorox Company (The)	2,304	276,526

Energy — 2.4%
Oil, Gas & Consumable Fuels — 2.4%
Exxon Mobil Corporation	2,154	179,471
Hess Corporation	1,875	89,944
		269,415
Financials — 4.3%
Consumer Finance — 1.8%
FirstCash, Inc.	4,291	202,535

Insurance — 2.5%
Aflac, Inc.	4,071	280,370

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 75.9% (Continued)	Shares	Value
Health Care — 7.7%
Pharmaceuticals — 7.7%
Bristol-Myers Squibb Company	3,968	$202,011
Merck & Company, Inc.	4,613	270,874
Mylan N.V. (a)	5,653	206,335
Teva Pharmaceutical Industries Ltd. - ADR	4,305	183,996
		863,216
Industrials — 13.8%
Aerospace & Defense — 2.5%
United Technologies Corporation	2,702	276,144

Air Freight & Logistics — 1.8%
FedEx Corporation	1,163	202,734

Commercial Services & Supplies — 2.3%
MSA Safety, Inc.	4,374	255,004

Industrial Conglomerates — 2.6%
General Electric Company	10,174	296,063

Machinery — 4.6%
ITT, Inc.	5,853	206,143
Xylem, Inc.	6,562	317,142
		523,285
Information Technology — 10.4%
Communications Equipment — 2.2%
Plantronics, Inc.	4,748	245,519

IT Services — 3.5%
CACI International, Inc. - Class A (a)	1,413	138,262
Fidelity National Information Services, Inc.	3,535	261,307
		399,569
Semiconductors & Semiconductor Equipment — 0.7%
Intel Corporation	2,326	81,108

Software — 1.6%
Intuit, Inc.	1,636	177,899

Technology Hardware, Storage & Peripherals — 2.4%
Apple, Inc.	2,400	272,496

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 75.9% (Continued)	Shares	Value
Materials — 5.4%
Chemicals — 5.4%
Dow Chemical Company (The)	6,544	$352,133
Eastman Chemical Company	3,640	261,752
		613,885
Telecommunication Services — 4.4%
Diversified Telecommunication Services — 4.4%
AT&T, Inc.	6,730	247,597
Verizon Communications, Inc.	5,244	252,236
		499,833
Utilities — 4.7%
Electric Utilities — 1.8%
Exelon Corporation	5,957	202,955

Multi-Utilities — 2.9%
SCANA Corporation	4,509	330,780

Total Common Stocks (Cost $7,500,333)		$8,562,323

U.S. TREASURY OBLIGATIONS — 0.9%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes (Cost $100,001)	0.875%	12/31/16	$100,000	$100,100

CORPORATE BONDS — 11.6%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 5.5%
Advanced Auto Parts, Inc.	4.500%	01/15/22	$200,000	$214,405
Marriott International, Inc.	3.250%	09/15/22	200,000	207,334
Under Armour, Inc.	3.250%	06/15/26	200,000	197,189
				618,928
Consumer Staples — 1.5%
Clorox Company (The)	5.950%	10/15/17	60,000	62,756
Kroger Company (The)	3.850%	08/01/23	100,000	107,166
				169,922
Energy — 0.9%
Hess Corporation	3.500%	07/15/24	100,000	97,406

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 11.6% (Continued)	Coupon	Maturity	Par Value	Value
Financials — 0.4%
HSBC Finance Corporation	5.600%	02/15/18	$42,000	$43,739

Health Care — 1.4%
Becton, Dickinson and Company	3.734%	12/15/24	147,000	156,689

Industrials — 1.0%
Emerson Electric Company	5.375%	10/15/17	108,000	112,508

Telecommunication Services — 0.9%
Verizon Communications, Inc.	6.100%	04/15/18	100,000	106,472

Total Corporate Bonds (Cost $1,274,028)				$1,305,664

CLOSED-END FUNDS — 3.2%	Shares	Value
BlackRock Floating Rate Income Strategies Fund, Inc. (Cost $391,261)	26,794	$369,221

OPEN-END FUNDS — 3.3%	Shares	Value
DoubleLine Total Return Bond Fund - Class I (Cost $375,000)	34,296	$372,109

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 5.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.27% (b) (Cost $573,948)	573,948	$573,948

Total Investments at Value — 100.0% (Cost $10,214,571)		$11,283,365

Liabilities in Excess of Other Assets — (0.0%) (c)		(1,558)

Net Assets — 100.0%		$11,281,807

ADR — American Depositary Receipt.

(a)    Non-income producing security.

(b)    The rate shown is the 7-day effective yield as of October 31, 2016.

(c)    Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENT OF ASSETS AND LIABILITIES October 31, 2016
ASSETS
Investments in securities:
At acquisition cost	$10,214,571
At value (Note 2)	$11,283,365
Dividends and interest receivable	29,321
Other assets	460
TOTAL ASSETS	11,313,146

LIABILITIES
Payable for capital shares redeemed	855
Accrued investment advisory fees (Note 4)	7,242
Accrued service fees (Note 4)	2,317
Accrued distribution plan fees (Note 4)	20,925
TOTAL LIABILITIES	31,339

NET ASSETS	$11,281,807

Net assets consist of:
Paid-in capital	$10,329,718
Undistributed net investment income	7,250
Accumulated net realized losses from security transactions	(123,955)
Net unrealized appreciation on investments	1,068,794
NET ASSETS	$11,281,807

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENT OF ASSETS AND LIABILITIES (Continued) October 31, 2016
PRICING OF CLASS P SHARES
Net assets applicable to Class P shares	$1,835,660
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	153,073
Net asset value, offering price and redemption price per share (Note 2)	$11.99
Short-term redemption price per share (Note 2) (a)	$11.87

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares	$997,919
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	83,404
Net asset value and redemption price per share (Note 2)	$11.96
Maximum offering price per share (Note 2)	$12.62
Short-term redemption price per share (Note 2) (a)	$11.84

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares	$8,448,228
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	707,683
Net asset value, offering price and redemption price per share (Note 2)	$11.94
Short-term redemption price per share (Note 2) (a)	$11.82
Redemption price per share with CDSC fee (Note 2) (a)(b)	$11.70

(a)	The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase.

(b)

A contingent deferred sales charge (“CDSC”) of 1.00% is charged on Class C shares redeemed within one year of purchase. Redemption price per share is equal to net asset value less any redemption fee or CDSC.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENT OF OPERATIONS For the Year Ended October 31, 2016
INVESTMENT INCOME
Dividends (net foreign withholding taxes of $2,038)	$222,379
Interest	42,012
TOTAL INVESTMENT INCOME	264,391

EXPENSES
Distribution fees, Class A (Note 4)	2,301
Distribution fees, Class C (Note 4)	84,101
Investment advisory fees (Note 4)	82,283
Service fees (Note 4)	27,035
Trustees’ fees (Note 4)	2,000
TOTAL EXPENSES	197,720

NET INVESTMENT INCOME	66,671

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(114,934)
Net change in unrealized appreciation (depreciation) on investments	157,231
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	42,297

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$108,968

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2016	Year Ended October 31, 2015
FROM OPERATIONS
Net investment income	$66,671	$61,855
Net realized gains (losses) from security transactions	(114,934)	479,441
Net change in unrealized appreciation (depreciation) on investments	157,231	(542,626)
Net increase (decrease) in net assets resulting from operations	108,968	(1,330)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income:
Class P	(21,159)	(43,235)
Class A	(9,941)	(8,522)
Class C	(30,811)	(50,681)
From net realized gains on investments:
Class P	(68,429)	(40,154)
Class A	(39,026)	(4,238)
Class C	(369,282)	(178,481)
Decrease in net assets from distributions to shareholders	(538,648)	(325,311)

FROM CAPITAL SHARE TRANSACTIONS (Note 5)
CLASS P
Proceeds from shares sold	470,512	310,075
Net asset value of shares issued in reinvestment of distributions	78,917	77,004
Proceeds from redemption fees collected (Note 2)	—	51
Payments for shares redeemed	(177,649)	(575,070)
Net increase (decrease) in net assets from Class P shares capital share transactions	371,780	(187,940)

CLASS A
Proceeds from shares sold	188,324	686,686
Net asset value of shares issued in reinvestment of distributions	48,967	12,760
Payments for shares redeemed	(17,984)	(68,503)
Net increase in net assets from Class A shares capital share transactions	219,307	630,943

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended October 31, 2016	Year Ended October 31, 2015
CLASS C
Proceeds from shares sold	$486,427	$1,220,733
Net asset value of shares issued in reinvestment of distributions	348,809	197,934
Proceeds from redemption fees collected (Note 2)	6	130
Payments for shares redeemed	(609,950)	(1,540,243)
Net increase (decrease) in net assets from Class C shares capital share transactions	225,292	(121,446)

TOTAL INCREASE (DECREASE) IN NET ASSETS	386,699	(5,084)

NET ASSETS
Beginning of year	10,895,108	10,900,192
End of year	$11,281,807	$10,895,108

UNDISTRIBUTED NET INVESTMENT INCOME	$7,250	$2,513

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND - CLASS P FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each period:
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net asset value at beginning of period	$12.46	$12.98	$11.94	$11.22

Income (loss) from investment operations:
Net investment income	0.17 (b)	0.18 (b)	0.12	0.00	(b)(c)
Net realized and unrealized gains (losses) on investments	0.05	(0.10)	1.28	0.72
Total from investment operations	0.22	0.08	1.40	0.72

Less distributions:
From net investment income	(0.15)	(0.32)	—	—
From net realized gains on investments	(0.54)	(0.28)	(0.36)	—
Total distributions	(0.69)	(0.60)	(0.36)	—

Proceeds from redemption fees collected (Note 2)	—	0.00 (c)	—	—

Net asset value at end of period	$11.99	$12.46	$12.98	$11.94

Total return (d)	2.01%	0.67%	11.87%	6.45	%(e)

Net assets at end of period (000's)	$1,836	$1,531	$1,791	$23

Ratio of total expenses to average net assets	1.01%	1.01%	1.00%	0.99	%(f)

Ratio of net investment income to average net assets	1.38%	1.41%	1.47%	0.17	%(f)

Portfolio turnover rate	5%	23%	29%	26	%(e)

(a)	Represents the period from the commencement of operations August 26, 2013 through October 31, 2013.

(b)	Net investment income per share is based on average shares outstanding during the period.

(c)	Amount rounds to less than $0.01 per share.

(d)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND - CLASS A FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each period:
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net asset value at beginning of period	$12.44	$12.94	$11.94	$11.22

Income (loss) from investment operations:
Net investment income	0.14 (b)	0.14 (b)	0.09	0.05	(b)
Net realized and unrealized gains (losses) on investments	0.05	(0.08)	1.27	0.67
Total from investment operations	0.19	0.06	1.36	0.72

Less distributions:
From net investment income	(0.13)	(0.28)	—	—
From net realized gains on investments	(0.54)	(0.28)	(0.36)	—
Total distributions	(0.67)	(0.56)	(0.36)	—

Net asset value at end of period	$11.96	$12.44	$12.94	$11.94

Total return (c)	1.71%	0.50%	11.53%	6.41	%(d)

Net assets at end of period (000's)	$998	$811	$194	$28

Ratio of total expenses to average net assets	1.26%	1.26%	1.25%	1.24	%(e)

Ratio of net investment income to average net assets	1.14%	1.13%	1.33%	2.31	%(e)

Portfolio turnover rate	5%	23%	29%	26	%(d)

(a)	Represents the period from the commencement of operations August 26, 2013 through October 31, 2013.

(b)	Net investment income per share is based on average shares outstanding during the period.

(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown exclude the effect of applicable sales loads and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND - CLASS C FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each year:
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net asset value at beginning of year	$12.42	$12.82	$11.91	$10.11	$9.51

Income (loss) from investment operations:
Net investment income	0.05 (a)	0.05 (a)	0.02	0.01 (a)	0.00	(a)(b)
Net realized and unrealized gains (losses) on investments	0.05	(0.09)	1.25	1.79	0.60
Total from investment operations	0.10	(0.04)	1.27	1.80	0.60

Less distributions:
From net investment income	(0.04)	(0.08)	—	—	—
From net realized gains on investments	(0.54)	(0.28)	(0.36)	—	—
Total distributions	(0.58)	(0.36)	(0.36)	—	—

Proceeds from redemption fees collected (Note 2)	0.00 (b)	0.00 (b)	0.00 (b)	—	—

Net asset value at end of year	$11.94	$12.42	$12.82	$11.91	$10.11

Total return (c)	1.02%	(0.32%)	10.79%	17.80%	6.31%

Net assets at end of year (000's)	$8,448	$8,553	$8,915	$6,943	$5,071

Ratio of total expenses to average net assets	2.01%	2.01%	2.00%	1.99%	1.99%

Ratio of net investment income to average net assets	0.40%	0.39%	0.22%	0.12%	0.02%

Portfolio turnover rate	5%	23%	29%	26%	12%

(a)	Net investment income per share is based on average shares outstanding during the period.

(b)	Amount rounds to less than $0.01 per share.

(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown exclude the effect of applicable sales loads and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2016

1. ORGANIZATION

1789 Growth and Income Fund (the “Fund”) is a diversified series of Pinnacle Capital Management Funds Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on July 6, 2010.

The Fund seeks total return comprised of current income, growth of income, and capital appreciation.

The Fund currently offers three classes of shares: Class P shares (sold without any sales loads, distribution or service fees); Class A shares (sold subject to an initial maximum front-end sales load of 5.25% and a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares); and Class C shares (sold subject to a contingent deferred sales charge (“CDSC”) of 1.00% if the shares are redeemed within one year after the original purchase of the shares and a distribution and/or service fee of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees and (2) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

SECURITIES VALUATION: The Fund’s portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Equity securities, including common stocks and closed-end funds, generally are valued using market quotations, but may be valued on the basis of prices furnished by a pricing service when Pinnacle Capital Management, LLC (the “Adviser”), the investment adviser to the Fund, believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued at its last bid price. Investments representing shares of other open-end investment companies are valued at their net asset value as reported by such companies. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy. When quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities, including corporate bonds and U.S. Treasury Obligations, typically are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities

●

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly; these inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

●

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments measured as of October 31, 2016 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$8,562,323	$—	$—	$8,562,323
U.S. Treasury Obligations	—	100,100	—	100,100
Corporate Bonds	—	1,305,664	—	1,305,664
Closed-End Funds	369,221	—	—	369,221
Open-End Funds	372,109	—	—	372,109
Money Market Funds	573,948	—	—	573,948
Total	$9,877,601	$1,405,764	$—	$11,283,365

Refer to the Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds by sector type. The Fund did not hold any Level 3 assets or liabilities as of October 31, 2016. The Fund did not hold any derivative instruments at any time during the period ended October 31, 2016. There were no transfers into or out of any Levels during the period. It is the Fund’s policy to recognize transfers into or out of Levels at the end of the reporting period.

SHARE VALUATION: The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The maximum offering price per share of Class A shares of the Fund is equal to the net asset value per share plus a sales load equal to 5.54% of the net asset value (or 5.25% of the offering price). The offering price of Class C shares and Class P shares is equal to the net asset value per share. The redemption price per share of each class of shares of the Fund is equal to the net asset value per share. However, Class C shares are subject to a CDSC of 1.00% on amounts redeemed within one year of purchase and shares of each class are generally subject to a redemption fee of 1.00%, payable to the applicable class, if redeemed within 60 days or less from the date of purchase. During the years ended

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016 and 2015, proceeds from redemption fees, recorded in capital, totaled $0 and $51, respectively for Class P Shares; and $6 and $130, respectively, for Class C shares. No redemption fees were collected for Class A shares during the past two years.

INVESTMENT INCOME: Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

SECURITIES TRANSACTIONS: Securities transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividend and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended October 31, 2016 and 2015 are as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Total
Class P	10/31/2016	$21,928	$67,660	$89,588
	10/31/2015	$51,913	$31,476	$83,389
Class A	10/31/2016	$10,379	$38,588	$48,967
	10/31/2015	$9,438	$3,322	$12,760
Class C	10/31/2016	$34,979	$365,114	$400,093
	10/31/2015	$89,256	$139,906	$229,162

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

FEDERAL INCOME TAX: The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from the prior year.

The following information is computed on a tax basis for each item as of October 31, 2016:

Cost of portfolio investments	$10,222,686
Gross unrealized appreciation	$1,420,788
Gross unrealized depreciation	(360,109)
Net unrealized appreciation	1,060,679
Undistributed ordinary income	7,250
Accumulated capital and other losses	(115,840)
Distributable earnings	$952,089

The difference between the federal income tax cost and the financial statement cost of the Fund’s portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

During the year ended October 31, 2016, the Fund reclassified $23 of distributions in excess of realized capital gains against undistributed net investment income on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statements and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

As of October 31, 2016, the Fund had a long-term capital loss carryforward of $115,840 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended October 31, 2013 through October 31, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

statements. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Fund did not incur any interest or penalties.

3. INVESTMENT TRANSACTIONS

During the year ended October 31, 2016, the cost of purchases and the proceeds from sales and maturities, other than U.S. Government securities and short-term securities, totaled $1,010,915 and $489,763, respectively.

4. TRANSACTIONS WITH RELATED PARTIES

A Trustee and certain officers of the Trust are affiliated with the Adviser, Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, or Pinnacle Investments, LLC (the “Distributor”), the principal underwriter of the Fund’s shares.

INVESTMENT MANAGER: Under the terms of an Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Board of Trustees. Under the Investment Management Agreement, the Adviser furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an investment advisory fee at the rate of 0.75% per annum of the Fund’s average daily net assets. During the year ended October 31, 2016, the Adviser earned $82,283 of advisory fees. As of October 31, 2016, the Fund owed the Adviser $7,242 in advisory fees.

Under a Services Agreement, the Adviser is obligated to pay all of the operating expenses of the Fund, excluding advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs, fees and expenses of non-interested Trustees of the Trust, dividend expense on securities sold short, the fees and expenses of acquired funds and extraordinary expenses. Under the Services Agreement, the Adviser receives a service fee at the rate of 0.24% per annum of the Fund’s average daily net assets. During the year ended October 31, 2016, the Fund incurred $27,035 of service fees. As of October 31, 2016, the Fund owed the Adviser $2,317 in service fees.

DISTRIBUTOR: The Distributor is an affiliate of the Adviser and serves as the principal underwriter and distributor of the Fund’s shares pursuant to an agreement with the Trust. The Distributor promotes and sells shares of the Fund on a continuous basis. During the

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

year ended October 31, 2016, the Distributor earned fees of $5,889 from underwriting and broker commissions on the sale of Class A shares of the Fund. In addition, the Distributor collected $125 in contingent deferred sales loads on redemptions of Class C shares of the Fund.

DISTRIBUTION PLAN: The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Pursuant to the Plan, Class A shares and Class C shares may pay, to brokers, for activities primarily intended to result in the sale of shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of average daily net assets attributable to Class A shares and 1.00% of average daily net assets attributable to Class C shares. During the year ended October 31, 2016, Class A shares and Class C shares incurred distribution fees of $2,301 and $84,101, respectively. As of October 31, 2016, the Fund owed $20,925 in distribution fees.

TRUSTEE COMPENSATION: Each Trustee who is not an interested person of the Trust (“Independent Trustee”) receives from the Fund a fee of $250 for each in-person Board meeting attended and $150 for each telephonic Board meeting attended.

OTHER SERVICE PROVIDERS: The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended October 31, 2016	Year Ended October 31, 2015
CLASS P SHARES	Shares	Shares
Shares sold	38,379	24,444
Shares issued in reinvestment of dividends	6,752	6,160
Shares redeemed	(14,891)	(45,762)
Net increase (decrease) in shares outstanding	30,240	(15,158)
Shares outstanding, beginning of year	122,833	137,991
Shares outstanding, end of year	153,073	122,833

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended October 31, 2016	Year Ended October 31, 2015
CLASS A SHARES	Shares	Shares
Shares sold	15,498	54,552
Shares issued in reinvestment of dividends	4,201	1,034
Shares redeemed	(1,510)	(5,361)
Net increase in shares outstanding	18,189	50,225
Shares outstanding, beginning of year	65,215	14,990
Shares outstanding, end of year	83,404	65,215

	Year Ended October 31, 2016	Year Ended October 31, 2015
CLASS C SHARES	Shares	Shares
Shares sold	39,825	97,676
Shares issued in reinvestment of dividends	30,119	15,866
Shares redeemed	(50,698)	(120,707)
Net increase (decrease) in shares outstanding	19,246	(7,165)
Shares outstanding, beginning of year	688,437	695,602
Shares outstanding, end of year	707,683	688,437

6. PRINCIPAL OWNER OF FUND SHARES

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2016, approximately 79% of the outstanding shares of the Fund are owned by First Clearing, LLC (“First Clearing”), for the benefit of its customers. Accordingly, the Fund does not know whether First Clearing or any other person controlled the Fund as of October 31, 2016.

7. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

8. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

1789 GROWTH AND INCOME FUND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of 1789 Growth and Income Fund and
Board of Trustees of Pinnacle Capital Management Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of 1789 Growth and Income Fund (the “Fund”), a series of Pinnacle Capital Management Funds Trust, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 1789 Growth and Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 16, 2016

1789 GROWTH AND INCOME FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, possibly including front-end and contingent deferred sales loads and redemption fees, and (2) ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable to your class) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables that follow are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2016) and held until the end of the period (October 31, 2016).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

1789 GROWTH AND INCOME FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expense Ratio (a)	Expenses Paid During Period (b)
Class P
Based on Actual Fund Return	$1,000.00	$ 1,001.10	1.02%	$5.13
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.01	1.02%	$5.18
Class A
Based on Actual Fund Return	$1,000.00	$ 999.90	1.27%	$6.38
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.75	1.27%	$6.44
Class C
Based on Actual Fund Return	$1,000.00	$ 996.10	2.02%	$10.14
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,014.98	2.02%	$10.23

(a)	Annualized, based on the most recent one-half year expenses for the Class.

(b)	Expenses are equal to the annualized expense ratio of the Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

1789 GROWTH AND INCOME FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-229-9448, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-229-9448, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-229-9448. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the year ended October 31, 2016. During the year ended October 31, 2016, the Fund designated $471,362 as 20% long-term capital gain distributions. Certain ordinary income dividends paid by the Fund may be subject to a maximum tax rate of 23.8%. The Fund intends to designate up to a maximum amount of $67,286 as taxed at a maximum rate of 23.8%.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

1789 GROWTH AND INCOME FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address(1), and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Joseph Reagan, MD, 1951	Trustee	Since 2010	Anesthesiologist, Anesthesia Group of Onondaga, PC. Adjunct Professor, Cornell University’s Sloan School of Management. Practice Consultant, Community General Hospital’s Anesthesia Group.	1	None
Mark E. Wadach 1951	Trustee	Since 2014	Sales Representative for Upstate Utilities Inc. (utilities, telecom and cellular), 2007 to present.	1	NYSA Series Trust (registered investment comapny)
Interested Trustee
Michael Cuddy (2) 1953	Trustee	Since 2010	First Vice President, Financial Advisor, Pinnacle Investments, LLC (Broker-Dealer, Registered Investment Adviser), 2009 to present.	1	None

1789 GROWTH AND INCOME FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address(1), and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Cortland Schroder 1965	President, Chief Executive Officer and Secretary	Since 2014

Chief Marketing Officer, Pinnacle Holding Co., LLC, July 2014 to present; Chief Marketing Officer, Pinnacle Capital Management, March 2014 to July 2014; Employment Transition Consultant (self employed), March 2013 to March 2014; Assoc. Director, Employer & External Relations at Colgate University (relationship management with business, banking and finance alumni/employers), 2004 to 2013.

Stephen J. Fauer 1959	Treasurer and Chief Financial Officer	Since 2010	Chief Investment Officer, Portfolio Manager, Pinnacle Capital Management, LLC, August 2006 to present.
Kevin McClelland 1986	Chief Compliance Officer	Since 2012 (CCO Since 2013)	Chief Compliance Officer (previously Chief Operating Officer), Pinnacle Capital Management, LLC, 2010 to present.

(1)	The address of each Trustee and officer is c/o Pinnacle Capital Management Funds Trust, 100 Limestone Plaza, Fayetteville, New York 13066.

(2)	Considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his affiliation with the Investment Adviser.

Additional information about the Trustees and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-229-9448.

1789 GROWTH AND INCOME FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pinnacle Capital Management, LLC (the “Adviser”), 100 Limestone Plaza, Fayetteville, New York 13066, serves as the investment adviser to the 1789 Growth and Income Fund (the “Fund”). The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. In addition to serving as the investment adviser to the Fund, the Adviser provides investment advisory services to individuals, corporations, pension funds, foundations, endowments, labor unions, insurance companies, healthcare organizations and governments.

The Adviser is subject to the oversight of the Fund and the Fund’s board of trustees (the “Board of Trustees”). The Adviser serves as investment adviser to the Fund pursuant to a written investment management agreement between the Adviser and the Fund dated November 19, 2010 (the “Advisory Agreement”). The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders, except by reason of its own willful misfeasance, bad faith or gross negligence, or from its reckless disregard of its duties under the Advisory Agreement. The Advisory Agreement is terminable by the Fund at any time, without penalty, either by action of the Board of Trustees or upon a vote of the holders of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser. The Advisory Agreement is also terminable by the Adviser with 60 days’ prior written notice to the Fund, and will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940 (the “1940 Act”), including in the event of a change of control or sale of the Adviser. The Advisory Agreement continues in force until November 19, 2017, after which it may be continued from year to year thereafter only as long as such continuance is approved annually by (a) the vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”); or (b) the vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

The Board of Trustees, including a majority of the Independent Trustees voting separately, approved the continuance of the Advisory Agreement for an additional term of one year at an in person meeting held on September 14, 2016. In the course of their deliberations, the Independent Trustees were advised by their independent legal counsel of their obligations in determining to approve the Advisory Agreement. The Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In considering whether to approve the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors independently as he deemed appropriate. The Trustees considered the following matters, among other things, in connection with their approval of the Advisory Agreement.

1789 GROWTH AND INCOME FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Nature, Extent and Quality of Services

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser. The Trustees specifically reviewed the qualifications, backgrounds and responsibilities of the key personnel that oversee the investment management and day-to-day operations of the Fund. The Trustees noted that Mr. Stephen Fauer is responsible for the day-to-day management of the Fund. The Trustees considered that the Adviser has a staff of skilled investment professionals that provide research and trading services to the Fund and determined that the Adviser possesses adequate resources to manage the Fund. The Trustees also considered the Adviser’s compliance program and noted the resources it has dedicated towards compliance, including providing a qualified compliance officer to oversee its compliance program. The Trustees also considered the overall investment management capabilities of the Adviser and its ongoing financial commitment to the Fund. The Trustees considered the Adviser’s responsibilities with regards to brokerage selection and best execution and were mindful that the Adviser does not enter into any “soft dollar” arrangements on behalf of the Fund.

Investment Performance of the Fund

The Fund’s returns were compared to the returns of its benchmark, the S&P 500 Index, as well as to the returns of the Bloomberg Barclays U.S. Aggregate Bond Index, other domestic growth and income funds of similar size with similar investment styles and the Adviser’s separately managed accounts that are managed in a similar investment style (the “Composite Returns”). In reviewing the comparative performance, the Board considered that the average annual total return for the Fund’s Class A, C, and P shares were all higher than the average and median returns for the year to date and one year periods ended June 30, 2016 of the Fund’s peer group, the “Aggressive Allocation” category as derived from Morningstar, Inc. The Board also considered that the Fund’s returns for all three classes for the year-to-date and one year periods ended July 31, 2016 were higher than the Composite Returns for the same period. The Board noted that the Fund’s investment objective and strategy had changed in August of 2013 from a balanced fund to a growth and income fund and the impact of such change on the historical performance of the Fund.

Expenses

The Board of Trustees considered statistical information regarding the Fund’s expense ratio and its various components, including the contractual advisory fee. The Fund’s overall expense ratio was compared to funds within its relevant peer group, as defined above. The Trustees noted that the overall expense ratios of the Fund’s Class A, C, and P shares were higher than the average and median expense ratios for the peer group presented. The Board considered that, in return for a service fee paid by the Fund, the Adviser pays all operating expenses of the Fund excluding advisory fees, brokerage fees and commissions, fees paid pursuant to the Fund’s Plan of Distribution Pursuant to Rule 12b-1, taxes, borrowing costs,

1789 GROWTH AND INCOME FUND APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

fees and expenses of the Independent Trustees, the fees and expenses of acquired funds and extraordinary expenses. The Board further noted that the average asset size for funds in the peer group was over $6 billion in assets, whereas the Fund has a little under $12 million in net assets.

Investment Advisory Fee Rates

The Trustees reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services. Additionally, the Trustees received and considered information comparing the Fund’s advisory fee rate with those of the other funds in its relevant peer group, as defined above. The Trustees noted that the advisory fee rate for the Fund was higher than the median and average rates for the peer group presented. The Board considered that, unlike the Fund, many of the funds included in the peer group are fund of funds that traditionally have very low management fees as they invest primarily in other funds managed by the same adviser.

The Trustees reviewed the Adviser’s financial statements and discussed its financial condition. The Trustees discussed the level of Fund assets necessary for the Adviser to break even, the projected profits of the Adviser and the other ancillary benefits that the Adviser may receive with regard to providing advisory services to the Fund. The Board noted that, in light of the Fund’s asset level, these were not primary factors at this time. The Trustees further considered the Adviser’s commitment to grow assets in the Fund and the Adviser’s representation that it has adequate financial resources to continue to provide service to the Fund

Economies of Scale

The Trustees noted that the investment advisory fee schedule for the Fund does not contain breakpoints but that shareholders have benefited from the lower expense ratios that resulted from the service fee arrangement, the Trustees further noted that the Fund’s assets have not grown to an extent that permits it to realize any meaningful economies of scale at this time. The Trustees observed that as the assets of the Fund grow, this factor will become more relevant to their consideration process.

Conclusion

The Trustees determined that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement, was fair and reasonable and that approval of the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

This page intentionally left blank.

INVESTMENT ADVISER

Pinnacle Capital Management, LLC

100 Limestone Plaza

Fayetteville, NY 13066

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Bond Schoeneck & King PLLC

One Lincoln Center

110 West Fayette Street

Syracuse, NY 13202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

TRANSFER AGENT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

DISTRIBUTOR

Pinnacle Investments, LLC

507 Plum Street, Suite 120

Syracuse, NY 13204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2.                          Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,500 and $14,000 with respect to the registrant’s fiscal years ended October 31, 2016 and October 31, 2015, respectively.

(b)
Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 with respect to the fiscal years ended October 31, 2016 and October 31, 2015, respectively.  The services comprising these fees are related to the review of the prospectus, semi-annual financial statements and periodic security counts, and attendance at audit committee meetings.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 and $2,500 with respect to the registrant’s fiscal years ended October 31, 2016 and October 31, 2015, respectively.  The services comprising these fees relate to tax preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended October 31, 2016 and October 31, 2015, aggregate non-audit fees of $2,500 and $2,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  With respect to the fiscal years ended October 31, 2016 and October 31, 2015, aggregate non-audit fees of $12,500 and $11,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s audit committee of the board of trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	See Schedule I (Investments in securities of unaffiliated issuers)

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion.  Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt.  The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pinnacle Capital Management Funds Trust

By (Signature and Title)*		/s/ Cortland H. Schroder
Cortland H. Schroder, President

Date	December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Cortland H. Schroder
Cortland H. Schroder, President

Date	December 27, 2016

By (Signature and Title)*		/s/ Stephen J. Fauer
Stephen J. Fauer, Treasurer and Principal Financial Officer

Date	December 27, 2016

* Print the name and title of each signing officer under his or her signature.